UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 24, 2014

Date of Report

AVERY DENNISON CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1 -7685	95-1492269

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

207 Goode Avenue Glendale, California	91203

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (626) 304-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)                                 Effective upon the adjournment of Avery Dennison Corporation’s (the “Company’s”) Annual Meeting of Stockholders on April 24, 2014 (“Annual Meeting”) and as required by the mandatory director retirement policy contained in the Company’s Amended and Restated Bylaws and Corporate Governance Guidelines, John T. Cardis retired from the Company’s Board of Directors.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) & (b) At the Annual Meeting, the Company’s stockholders (i) elected Bradley A. Alford, Anthony K. Anderson, Peter K. Barker, Rolf L. Börjesson, Ken C. Hicks, Charles H. Noski, David E. I. Pyott, Dean A. Scarborough, Patrick T. Siewert, Julia A. Stewart and Martha N. Sullivan to the Board; (ii) approved, on an advisory basis, the Company’s executive compensation; (iii) approved the Company’s Amended and Restated Senior Executive Annual Incentive Plan; and (iv) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2014 fiscal year.

The final results of the voting for the eleven director nominees named in the Company’s 2014 Proxy Statement were as follows:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Bradley A. Alford	74,196,517	1,366,866	360,724	6,736,747
Anthony K. Anderson	74,109,451	1,415,458	399,198	6,736,747
Peter K. Barker	73,843,500	1,684,756	395,851	6,736,747
Rolf L. Börjesson	74,940,030	588,408	395,669	6,736,747
Ken C. Hicks	74,213,209	1,350,287	360,611	6,736,747
Charles H. Noski	74,152,612	1,412,255	359,240	6,736,747
David E. I. Pyott	71,989,185	3,571,240	363,682	6,736,747
Dean A. Scarborough	72,739,786	2,741,885	442,436	6,736,747
Patrick T. Siewert	74,417,359	1,124,674	382,074	6,736,747
Julia A. Stewart	73,737,433	1,829,203	357,471	6,736,747
Martha N. Sullivan	74,228,686	1,320,617	374,804	6,736,747

The final results of the voting for proposals 2, 3 and 4 described in the Company’s 2014 Proxy Statement were as follows:

Proposal	For	Against	Abstain	Broker Non-Votes
Approval, on an advisory basis, of the Company’s executive compensation	53,184,665	22,145,903	593,539	6,736,747
Approval of the Company’s Amended and Restated Senior Executive Annual Incentive Plan	72,116,558	3,195,313	612,236	6,736,747
Ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2014 fiscal year	79,064,963	3,229,992	365,899	–

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVERY DENNISON CORPORATION

Date: April 25, 2014
	By:	/s/ Susan C. Miller
		Name:	Susan C. Miller
		Title:	Senior Vice President, General Counsel and Secretary